      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 7, 2000
                                             REGISTRATION NO. 333-______________
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                      TICKETMASTER ONLINE-CITYSEARCH, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                      95-4546874
  (State or other jurisdiction of              (I.R.S. Employer Identification
  incorporation or organization)                             Number)

                         790 E. COLORADO BLVD., STE. 200
                           PASADENA, CALIFORNIA 91101
                                 (626) 405-0050
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          ----------------------------

                         TICKETWEB INC. 2000 STOCK PLAN
                            (FULL TITLE OF THE PLAN)

                          ----------------------------

                                 John Pleasants
                             CHIEF EXECUTIVE OFFICER
                      Ticketmaster Online-CitySearch, Inc.
                         790 E. Colorado Blvd., Ste. 200
                           Pasadena, California 91101
                                 (626) 405-0050
 (Name, address, including zip code, and telephone number, including area code, of agent for service of process)

                          ----------------------------

                                 WITH A COPY TO:
                             Kenneth M. Doran, Esq.
                             Gibson, Dunn & Crutcher
                             333 South Grand Avenue
                          Los Angeles, California 90071
                                 (213) 229-7000

                         CALCULATION OF REGISTRATION FEE
=============================================================================================================================
                                                                                                Proposed
                                                                        Proposed Maximum         Maximum        Amount of
                                                      Amount to be     Offering Price Per       Aggregate     Registration
       Title of Securities to be Registered           Registered(1)        Security(2)      Offering Price(2)      Fee
-----------------------------------------------------------------------------------------------------------------------------
       Class B Common Stock, $.01 Par Value              130,582             $11.14            $1,454,683         $385
=============================================================================================================================

(1) Includes 130,582 shares to be registered under the TicketWeb Inc. 2000 Stock Plan (the "2000 Plan").

(2) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended. The weighted average exercise price of the 130,582 shares of Class B Common Stock subject to outstanding options under the 2000 Plan is $11.14.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

Item 1.  PLAN INFORMATION

         Not filed as part of this Registration Statement pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and Note to
Part 1 of Form S-8.

Item 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Not filed as part of this Registration Statement pursuant to Rule 428 under the Securities Act and Note to Part 1 of Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, which previously have been filed by the Registrant with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference and made a part hereof:

         (i) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999;

         (ii) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2000;

         (iii) The Registrant's Current Reports on Form 8-K, filed with the Commission on January 28, 2000, April 20, 2000 and June 6, 2000;

         (iv) The description of the Registrant's Class B Common Stock to be offered hereby is contained in the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on November 6, 1998 pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description; and

         (v) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report referred to in (i) above.

         All reports and other documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment hereto, which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

         For purposes of this Registration Statement, any document or any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded to the extent that a subsequently filed document or a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such document or such statement in such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Certain legal matters with respect to the legality of the issuance of the shares of Class B Common Stock registered hereby will be passed upon for the Registrant by Gibson, Dunn & Crutcher LLP, Los Angeles, California.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Restated Certificate of Incorporation limits the liability of directors for breach of fiduciary duty as a director to the maximum extent permitted by the Delaware General Corporations Law ("DGCL"). The DGCL provides that a corporation's certificate of incorporation may contain a provision eliminating or limiting the personal liability of directors for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided for in Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. The Registrant's Restated Certificate of Incorporation also provides that the Registrant is required to indemnify to the fullest extent permitted by law any director, officer or employee of the Registrant.

         The Registrant's Restated Bylaws provide that (i) the Registrant is required to indemnify its directors and officers to the maximum extent permitted by the DGCL, subject to certain very limited exceptions, (ii) the Registrant may indemnify its other employees and agents to the maximum extent permitted by the DGCL, (iii) the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding, subject to certain very limited exceptions and (iv) the rights conferred in the Restated Bylaws are not exclusive.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


Item 8.  EXHIBITS.
4.1* Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 333-64855), as filed with the Commission on November
         6, 1998).
4.2* Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (File No.
         333-64855), as filed with the Commission on November 6, 1998).
4.3*     Specimen Class B Common Stock Certificate (incorporated by reference to
         Exhibit 4.1 of the Registrant's Registration Statement on Form S-1
         (File No. 333-64855), as filed with the Commission on November 6,
         1998).
4.4* Form of Class B Common Stock Purchase Warrant of the Registrant to be delivered upon closing of the Sidewalk acquisition (3,000,000 shares)
         (incorporated by reference to Exhibit 4.2 of the Registrant's Report on Form 10-Q filed with the Commission on August 16, 1999)
4.5* Form of Class B Common Stock Purchase Warrant of the Registrant to be delivered upon closing of the Sidewalk acquisition (1,500,000 shares)
         (incorporated by reference to Exhibit 4.3 of the Registrant's Report on Form 10-Q filed with the Commission on August 16, 1999)
4.6      TicketWeb Inc. 2000 Stock Plan and form of stock option agreements.
5.1      Legal Opinion of Gibson, Dunn & Crutcher LLP.
23.1     Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).
23.2     Consent of Ernst & Young LLP, Independent Auditors.
24.1     Power of Attorney (contained on signature page hereto).

         *  Incorporated by reference.

Item 9.  UNDERTAKINGS.

         (a)      The Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on July 6, 2000.


                            TICKETMASTER ONLINE-CITYSEARCH, INC.


                            By: /s/ JOHN PLEASANTS
                                -----------------------------------------
                                 John Pleasants, Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas McInerney and Bradley K. Serwin, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his substitutes, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                      TITLE                                DATE
-----------------------------------------    -----------------------------------------    -----------------------------

/S/ JOHN PLEASANTS                           Chief Executive Officer (Principal           July 6, 2000
---------------------------------------      Executive Officer) and Director
John Pleasants


/S/ THOMAS MCINERNEY                         Chief Financial Officer, Executive Vice      July 6, 2000
---------------------------------------      President, Finance and Treasurer
Thomas McInerney                             (Principal Financial and Accounting
                                             Officer)



/S/ BARRY BAKER                              Director                                     July 6, 2000
---------------------------------------
Barry Baker


/S/ TERRY BARNES                             Director                                     July 6, 2000
---------------------------------------
Terry Barnes



/S/ CHARLES CONN                             Director                                     July 6, 2000
---------------------------------------
Charles Conn


/S/ BARRY DILLER                             Director                                     July 6, 2000
---------------------------------------
Barry Diller


/S/ JOSEPH GLEBERMAN                         Director                                     July 6, 2000
---------------------------------------
Joseph Gleberman


/S/ WILLIAM GROSS                            Director                                     July 6, 2000
---------------------------------------
William Gross


/S/ ALLEN GRUBMAN                            Director                                     July 6, 2000
---------------------------------------
Allen Grubman


/S/ LAWRENCE JACOBSON                        Director                                     July 6, 2000
---------------------------------------
Lawrence Jacobson


/S/ VCTOR A. KAUFMAN                         Director                                     July 6, 2000
---------------------------------------
Victor A. Kaufman


/S/ DARA KHOSROWHAHI                         Director                                     July 6, 2000
---------------------------------------
Dara Khosrowshahi


/S/ BRYAN LOURD                              Director                                     July 6, 2000
---------------------------------------
Bryan Lourd


/S/ JON MILLER                               Director                                     July 6, 2000
---------------------------------------
Jon Miller


/S/ WILLIAM D. SAVOY                         Director                                     July 6, 2000
---------------------------------------

William D. Savoy


/S/ ALAN SPOON                               Director                                     July 6, 2000
---------------------------------------
Alan Spoon


/S/ THOMAS UNTERMAN                          Director                                     July 6, 2000
---------------------------------------
Thomas Unterman

                      TICKETMASTER ONLINE-CITYSEARCH, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


    EXHIBIT NO.       DESCRIPTION
       4.1*           Amended and Restated Certificate of Incorporation
                      (incorporated by reference to Exhibit 3.1 of the
                      Registrant's Registration Statement on Form S-1 (File No.
                      333-64855), as filed with the Commission on November 6,
                      1998).

       4.2*           Amended and Restated Bylaws (incorporated by reference to
                      Exhibit 3.2 of the Registrant's Registration Statement on
                      Form S-1 (File No. 333-64855), as filed with the
                      Commission on November 6, 1998).

       4.3* Specimen Class B Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registrant's Registration
                      Statement on Form S-1 (File No. 333-64855), as filed with the Commission on November 6, 1998).

       4.4*           Form of Class B Common Stock Purchase Warrant of the
                      Registrant to be delivered upon closing of the Sidewalk acquisition (3,000,000 shares) (incorporated by reference to Exhibit 4.2 of the Registrant's Report on Form 10-Q filed with the Commission on August 16, 1999).

       4.5*           Form of Class B Common Stock Purchase Warrant of the
                      Registrant to be delivered upon closing of the Sidewalk acquisition (1,500,000 shares) (incorporated by reference to Exhibit 4.3 of the Registrant's Report on Form 10-Q filed with the Commission on August 16, 1999).

       4.6 TicketWeb Inc. 2000 Stock Plan and form of stock option agreements.

       5.1            Legal Opinion of Gibson, Dunn & Crutcher LLP

      23.1            Consent of Gibson, Dunn & Crutcher LLP (included in
                      Exhibit 5.1).

      23.2            Consent of Ernst & Young LLP, Independent Auditors.

      24.1            Power of Attorney (contained on signature page hereto).

         * Incorporated by reference.